Income Taxes	9 Months Ended	12 Months Ended
	Dec. 27, 2014	Mar. 29, 2014
Income Taxes
Income Taxes

8.Income Taxes

The Company accounts for income taxes in accordance with ASC 740, Income Taxes (“ASC 740”). In accordance with ASC 740, the Company recognizes deferred tax assets and liabilities based on the liability method, which requires an adjustment to the deferred tax asset or liability to reflect income tax rates currently in effect. When income tax rates increase or decrease, a corresponding adjustment to income tax expense is recorded by applying the rate change to the cumulative temporary differences. ASC 740 prescribes the recognition threshold and measurement principles for financial statement disclosure of tax positions taken or expected to be taken on a tax return. ASC 740 requires the Company to determine whether it is “more likely than not” that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recognized. Additionally, ASC 740 provides guidance on recognition measurement, derecognition, classification, related interest and penalties, accounting in interim periods, disclosure and transition.

The provision for income taxes is based on the current estimate of the annual effective tax rate and is adjusted as necessary for discrete events occurring in a particular period. The effective income tax rate was 36.0% and 38.4% for the thirteen weeks ended December 27, 2014 and December 28, 2013, respectively, and 37.9% and 39.2% for the thirty-nine weeks ended December 27, 2014 and December 28, 2013, respectively. The effective tax rates for the thirteen and thirty-nine weeks ended December 27, 2014 are lower than their comparable periods in fiscal 2014 due to discrete items recognized in the first and third quarters of fiscal 2015 relating to return to provision adjustments. Because management believes that it is more likely than not that the Company will realize the full amount of the net deferred tax assets, the Company has not recorded any valuation allowance for the deferred tax assets.

The Company’s policy is to accrue interest and penalties related to unrecognized tax benefits as a component of income tax expense. At December 27, 2014, the Company had no accrued liability for penalties and interest.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. At December 27, 2014 the Company is not aware of tax examinations (current or potential) in any tax jurisdictions.

13.   Income taxes

Income tax expense (benefit) consisted of the following:

	Fiscal year ended
(in thousands)	March 29, 2014	March 30, 2013	(Successor) December 12, 2011 to March 31, 2012	(Predecessor) April 3, 2011 to December 11, 2011

Current:
Federal	$4,510	$1,148	$2,004	$(17)
State	685	314	463	71

Total current	5,195	1,462	2,467	54
Deferred:
Federal	(1,536)	(530)	(2,873)	(102)
State	(338)	(106)	(641)	(87)

Total deferred	(1,874)	(636)	(3,514)	(189)

Total income tax expense (benefit)	$3,321	$826	$(1,047)	$(135)

The reconciliation between the Company's effective tax rate on income from operations and the statutory tax rate is as follows:

	Fiscal year ended
	March 29, 2014	March 30, 2013	(Successor) December 12, 2011 to March 31, 2012	(Predecessor) April 3, 2011 to December 11, 2011

Expected provision at statutory U.S. federal tax rate	34.0%	34.0%	34.0%	34.0%
State and local income taxes, net of federal tax benefit	4.5	4.2	2.0	1.5
Change in tax rates	(0.1)	(2.9)	—	—
State credits	(1.8)	—	—	—
Acquisition costs	—	20.0	(17.4)	(18.7)
Other	0.4	(0.5)	(0.1)	0.2

Effective tax rate	37.0%	54.8%	18.5%	17.0%

Differences between the effective tax rate and the statutory rate relate primarily to state taxes and acquisition costs.

Deferred taxes reflect the net tax effects of the temporary differences between the carrying amount of assets and liabilities for financial reporting and the amount used for income tax purposes. Significant components of the Company's net deferred tax assets as of March 29, 2014 and March 30, 2013 consisted of the following (in thousands):

	March 29, 2014	March 30, 2013

Deferred tax assets:
State taxes	$1,002	$972
Accrued liabilities	813	381
Award program liabilities	787	542
Deferred revenue	434	277
Inventory	2,997	1,565
Stock options	879	358
Other	257	171

Total deferred tax assets	7,169	4,266

Deferred tax liabilities:
Depreciation and amortization	(22,084)	(21,037)
Prepaid expenses	(297)	(315)

Total deferred tax liabilities	(22,381)	(21,352)

Deferred income taxes, net	$(15,212)	$(17,086)

Valuation allowances are established, when necessary, to reduce deferred income tax assets to the amounts expected to be realized. To this end, the Company has considered and evaluated its sources of taxable income, including forecasted future taxable income, and the Company has concluded that at this time no valuation allowance is required. The Company will continue to evaluate the need for a valuation allowance at each period end.

The Company applies ASC 740, which contains a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon ultimate settlement. The Company considers many factors when evaluating and estimating its tax positions and tax benefits, which may require periodic adjustments. At March 29, 2014 and March 30, 2013, no amounts were necessary to be recorded for any unrecognized tax liabilities nor any tax benefits.

The Company's policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. To the extent that accrued interest and penalties do not ultimately become payable, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision in the period that such determination is made. The Company does not have any accrued interest or penalties associated with any unrecognized tax benefits as of March 29, 2014 and March 30, 2013.

The major jurisdictions in which the Company files income tax returns include the U.S. federal jurisdiction, as well as various state jurisdictions within the U.S. The Company's fiscal years 2010 through 2014 returns are subject to examination by the U.S. federal and various state tax authorities.